EXHIBIT 10.4
Confidential
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
CONFIDENTIAL SEVERANCE AND GENERAL RELEASE AGREEMENT
     THIS CONFIDENTIAL SEVERANCE AND GENERAL RELEASE AGREEMENT (this “Agreement”) is entered into as of the last date set forth on the signature page hereto, and is made effective as of May 21, 2011 (the “Effective Date”), by and between Anil Mankar (“Employee”) and Mindspeed Technologies, Inc., a Delaware corporation (“Mindspeed”).
RECITALS
     WHEREAS, Employee is currently employed by Mindspeed as Senior Vice President Very Large Scale Integration (“VLSI”), under an Employment Agreement dated August 20, 2008;
     WHEREAS, Employee and Mindspeed wish to arrange for Employee’s separation from employment with Mindspeed on mutually agreeable terms and conditions as set forth in this Agreement;
     ACCORDINGLY, the parties agree as follows:
     1. Termination. Employee will cease active full-time employment with Mindspeed on the Effective Date. Employee shall be available as reasonably necessary to respond and assist with various VLSI transition activities throughout the Salary Continuation Period (as defined in Paragraph 3 below) and the Unpaid LOA Period (as defined in Paragraph 3 below). Effective immediately upon the close of business on the Termination Date (as defined in Paragraph 4 below), Employee and Mindspeed will terminate their employment relationship altogether. Employee and Mindspeed expressly acknowledge and agree that, although the termination of Employee’s employment will not take ultimate effect until the Termination Date, the final decision to terminate such employment has already been made and communicated as of the date of execution of this Agreement. Employee acknowledges and agrees that he has no expectation of active employment with Mindspeed beyond the Effective Date, or of any employment relationship with Mindspeed beyond the Termination Date.
     2. Resignation. As of the Effective Date, Employee hereby resigns his position as an officer of Mindspeed

     3. Settlement Sum. In consideration of Employee’s representations and releases in this Agreement, Mindspeed will provide Employee with salary continuation pay at Employee’s current salary level of $9,490.38 bi-weekly (less applicable withholdings) for twelve (12) weeks beginning on May 21, 2011, and continuing through August 14, 2011 (the “Salary Continuation Period”). You are also given the option to one-half Employee’s current salary level, equal to $4,745.19 per week (less applicable withholdings) payable over Twenty-four (24) weeks beginning on May 21, 2011, and continuing through November 24,, 2011 (the “Salary Continuation Period”). The salary continuation payments will be made in accordance with Mindspeed’s bi-weekly payroll schedule. At the end of the Salary Continuation Period, Employee’s final salary continuation check will be paid along with all accrued, unused vacation, unless Employee opts to extend the Salary Continuation Period by applying unused accrued vacation. Employee will not accrue additional vacation hours after the Effective Date. During the Salary Continuation Period, Mindspeed will continue to (a) pay the premiums for Employee’s coverage under benefit plans in which Employee is enrolled as of the Effective Date, including Mindspeed’s group medical, dental and vision insurance plans, which coverage may be provided under COBRA at Mindspeed’s election, subject to Employee’s payment of any employee contributions that would have applied if Employee had remained an officer of Mindspeed; and (b) pay the costs of Employee’s annual executive physical examination, health club membership and one airline club, to the same extent as if Employee had remained an officer of Mindspeed during such period. Employee’s coverage under Mindspeed’s life, long-term disability, group personal excess liability and any supplemental insurance plans and Employee’s participation in Mindspeed’s 401(k) plan end on the Effective Date. Additionally, Mindspeed will provide Employee with outplacement assistance for a period of six (6) months following the Effective Date at Mindspeed’s expense through Right Management Consultants, or a similar firm, at the selected firm’s office location. The foregoing payments and benefits will be referred to collectively as the “Settlement Sum,” and the parties hereto agree that the Settlement Sum provides Employee with full recompense for any and all claims for lost or unpaid wages, benefits, damages, interest and any other claim related to Employee’s employment or to the separation of such employment.
     4. Stock Plans. Upon the termination of Employee’s employment from Mindspeed at the close of business on the last day of the Salary Continuation Period (the “Termination Date”), all stock options for Mindspeed stock that have been granted to Employee under any of Mindspeed’s stock plans and which are not vested as of the Termination Date, shall immediately expire and shall not be exercisable under any circumstances. Any such options that are vested as of the Termination Date shall be exercisable for the period of time specified in the terms of the option following the Termination Date and shall expire and shall not be exercisable at the end of such period if they are not exercised within such period. All unearned restricted stock as of the Termination Date, together with any dividends thereon, shall be forfeited, and Employee shall have no further rights of any kind or nature with respect thereto. Employee’s Mindspeed stock option and restricted stock awards outstanding as of the Effective Date are detailed in the attached Schedule A.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
     5. No Section 16 Reporting. Employee understands and agrees that, as of the Effective Date, Employee shall no longer be a Section 16 officer of Mindspeed and all such reporting by Mindspeed on Employee’s behalf shall cease.
     6. Mindspeed Proprietary Information. Employee represents, understands and agrees that he is subject to that certain Employment Agreement, dated August 20, 2008, regarding Mindspeed’s proprietary information, which he executed in connection with his employment with Mindspeed, and that the provisions which survive his employment are enforceable and remain in full force and effect. Employee represents, as a material inducement to Mindspeed to enter into this Agreement, that he has not and will not disclose, use or misappropriate any confidential, proprietary or trade secret information of Mindspeed to the press, customers, analysts, investors or competitors. This representation includes, but is not limited to, product roadmaps, customer lists, design wins and employee lists. Mindspeed acknowledges that Employee’s employment with any of its competitors, in and of itself, will not constitute disclosure. Mindspeed further acknowledges that the act of meeting with a Mindspeed customer, in and of itself, will not constitute disclosure, use or misappropriation of Mindspeed proprietary information.
     7. Termination of Agreement. Employee’s change of control Employment Agreement, if any, by and between Mindspeed and Employee, shall be terminated, and no longer in effect as of the Effective Date.
     8. Non-Compete. During the Salary Continuation Period and, Employee agrees not to perform services for a division or unit of one of the following companies directly competing with Mindspeed:
[***]
[***]
[***]
In the event of Employee’s breach of this Paragraph 8, in addition to any other remedy available by law, Mindspeed may immediately terminate Employee’s employment for cause, and Employee shall forfeit any unpaid remainder of the Settlement Sum. During the Salary Continuation Period, Employee shall be permitted to perform services for one of the foregoing companies in portions of their operations that do not directly involve WAN markets and technologies, including a Chief Executive Officer, Chief Operating Officer, or “Group” executive role with responsibility for multiple business units, provided that Employee complies with his obligations under this Paragraph 8.

     9. Non-Solicit. Employee acknowledges that, because of his position at Mindspeed, he has access to Mindspeed’s business strategies, information regarding customers and employees, and other valuable proprietary information and trade secrets, and that misuse or disclosure of such proprietary information and trade secrets would be extremely difficult to detect or prove. Accordingly, Employee agrees that the following restrictions are necessary to protect Mindspeed’s trade secrets. Employee agrees that, during the Salary Continuation Period, the Unpaid LOA and for a period of twelve (12) months after the Termination Date, Employee shall not directly or indirectly solicit, induce, recruit or encourage any person employed by Mindspeed to terminate his or her employment.
     10. No Further Claims. Employee agrees that he is not entitled to receive, and will not claim, any additional right, benefit, payment or compensation, including but not limited to, any claim for wages, benefits, damages, interest, attorneys fees and costs, other than what is expressly set forth in Paragraph 3 above, and hereby expressly waives any right to additional rights, benefits, payments or compensation. Employee further acknowledges that Mindspeed makes this Agreement without any admission of liability, and agrees, to the extent permissible by law, that he will not defame, disparage or make false or deceptive allegations against Mindspeed, whether to the press, employees, customers, investors or otherwise. Any breach by Employee of this Paragraph 10 shall constitute cause for termination, and Employee agrees that his employment shall be terminated immediately upon such breach. In the case of such termination, Employee shall not receive any unpaid remainder of the Settlement Sum (including the benefits described as part of the Settlement Sum in Paragraph 3 above). Such termination shall also be the equivalent of the “Termination Date” for purposes of Paragraph 4 above. For their part, the specific Mindspeed executives aware of this Agreement, Raouf Y. Halim and Allison K. Garcia, agree not to defame, disparage or make false or deceptive allegations against Employee, whether to the press, employees, customers, investors or otherwise, or furthermore to knowingly allow other Mindspeed employees to defame or disparage Employee. Employee should direct all prospective employment inquiries or requests for employment references to either Mr. Halim or Ms. Garcia.
     11. Release. In exchange for the Settlement Sum, Employee agrees to, and by signing this Agreement does, waive and release all claims (known and unknown) which he might otherwise have had against Mindspeed and each of its past and present employees, officers, directors, agents, representatives, attorneys, insurers, related entities, assigns, successors, and predecessors of Mindspeed, and all persons acting by, through, under or in concert with any of them (collectively, the “Releasees”), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including back wages, and attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, rights arising out of alleged violations of any contract, express or implied (including but not limited to any contract of employment, partnership, independent contractor, fiduciary, special or confidential relationship); any covenant of good faith and fair dealing (express or implied); any tort, including fraud and deceit, negligent misrepresentation, promise without intent to perform, conversion, breach of fiduciary duty, defamation, libel, slander, invasion of privacy, negligence, intentional or negligent infliction of emotional distress, malicious prosecution, abuse of process, intentional or negligent interference with prospective economic advantage and conspiracy; any “wrongful discharge” and “constructive discharge” claims; any claims relating to any breach of public policy; any violations or breaches of corporate by-laws; any legal restrictions on Mindspeed’s right to terminate employees or take other employment actions; or any federal, state, local, municipal or other governmental statute, regulation or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964, the California Fair Employment and Housing Act, the Americans with Disabilities Act, and the Age Discrimination in Employment Act (collectively “Claim” or “Claims”) arising prior to the execution of this Agreement. This Agreement does not waive (and the definition of “Claims” does not include) claims for workers’ compensation or unemployment insurance, claims for reimbursement under Labor Code Section 2802 or claims that may not be waived as a matter of state or federal law. In addition, this Agreement does not limit Employee’s right to file a charge or complaint with any state or federal agency or to participate or cooperate in such a matter, although Employee waives and relinquishes all rights to any monetary relief related to any such matter.
     12. Waiver. Employee expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California, and does so understanding and acknowledging the significance of such specific waiver of Section 1542. Section 1542 of the Civil Code of the State of California states as follows:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of all Releasees, Employee expressly acknowledges that this Agreement is intended to include in its effect, without limitation, all Claims which Employee does not know or suspect to exist in his favor against the Releasees, or any of them, at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such Claim or Claims. If Employee hereafter institutes any legal action against the Releasees, and each of them (except to enforce the specific provisions of this Agreement or for any future cause of action unrelated to Employee’s employment with Mindspeed or its predecessor companies), Mindspeed shall be entitled to payment from Employee of all costs, expenses and attorney’s fees incurred as a result of such legal action.

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     13. No Other Promises. This Agreement contains all of the terms, promises, representations and understandings made between the parties. Employee agrees that no promises, representations or inducements have been made to him which caused him to sign this Agreement other than those which are expressly set forth above herein.
     14. Confidentiality. Employee represents and agrees that, with the exception of any civil judicial action where disclosure of this Agreement is ordered by the court, or where disclosure is compelled by law or government audit, he has and will keep the nature, terms and existence of this Agreement and the Settlement Sum strictly confidential, and that he has not and will not disclose, discuss or reveal any information concerning the nature, terms and existence of this Agreement and the Settlement Sum to any other person, entity or organization, except that Employee may disclose this information to his legal counsel, spouse and professional accountant. Employee is to advise Mindspeed of any request or demand for disclosure in any civil judicial action immediately upon learning of it so Mindspeed will be afforded a full opportunity to intervene, to object and to take any other action necessary to protect the confidentiality of this Agreement and the Settlement Sum. Employee acknowledges and agrees that Mindspeed is permitted to disclose this Agreement and the Settlement Sum in order to comply with any Securities and Exchange Commission or stock exchange disclosure requirements.
     15. Representations. Employee acknowledges that he has been advised to carefully consider all of the provisions in this Agreement before signing it. Employee represents, acknowledges and agrees that he has fully discussed all aspects of this Agreement with his attorneys to the full extent he so desired; that Employee has carefully read and fully understands all of the provisions of this Agreement; that Employee has taken as much time as he needs for full consideration of this Agreement; that Employee fully understands that this Agreement releases all of his claims, both known and unknown, against the Releasees; that Employee is voluntarily entering into this Agreement; and that Employee has the capacity to enter into this Agreement.
     16. Age Discrimination. Employee understands that he has a period of twenty-one (21) days to review and consider his release of his claims of age discrimination under the Age Discrimination in Employment Act (“ADEA”) before signing this Agreement. Employee further understands that he may use as much or as little of this twenty-one (21) day period as he wishes to prior to signing this Agreement. Employee also understands that after he signs this Agreement he is given seven (7) days within which to revoke the portion of this Agreement releasing his claims under the ADEA and Mindspeed encourages Employee to seek the advice of counsel concerning his revocation rights. Such revocation, to be valid, must be in writing and received by Mindspeed within the seven (7) day revocation period.

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     17. No Other Representations. Employee represents and acknowledges that in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth in this Agreement made by Mindspeed, the Releasees, or by any of their agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement.
     18. No Admission of Liability. This Agreement shall not in any way be construed as an admission by Mindspeed that it has acted wrongfully with respect to Employee or any other person, or that Employee or any other person has any rights whatsoever against Mindspeed. Mindspeed specifically disclaims any liability to or wrongful acts against Employee or any other person, on the part of itself, its agents or its employees, past or present.
     19. Compliance with Laws. Employee represents that he has fulfilled his ethical, legal and professional responsibilities to Mindspeed, that he has not at any time known or been complicit in any financial reporting certification or board action taken in anything other than the best interest of Mindspeed stockholders, and that he is not aware of any liabilities, obligations, noncompliance with legal requirements (including, but not limited to, noncompliance with The Sarbanes-Oxley Act or any applicable securities regulations) or exposure of any kind on the part of Mindspeed that he has not, as of the date of this Agreement, brought to the attention of Mindspeed.
     20. Severability. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other sections shall remain fully valid and enforceable. This Agreement shall survive the termination of any arrangements contained herein.
     21. Governing Law. This Agreement is made and entered into in the State of California, and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California.
     22. Entire Agreement. This Agreement sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter of this Agreement. This Agreement may not be modified, waived, rescinded or amended in any manner, except by a writing executed by all parties to this Agreement which clearly and specifically modifies, waives, rescinds or amends this Agreement. This Agreement is intended to comply with the provisions of Internal Revenue Code Section 409A (“Code Section 409A”) and, accordingly, the parties agree to amend this Agreement in good faith to the extent necessary to make this Agreement comply with Code Section 409A; provided, however, that Mindspeed makes no representation that the

7

amounts payable under this Agreement will comply with Code Section 409A and makes no undertaking to prevent Code Section 409A from applying to the amounts payable under this Agreement or to mitigate its effects on any payments made under this Agreement.
     23. Successors and Assigns. This Agreement shall be binding upon Employee and Mindspeed and upon their respective heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of Employee and Mindspeed and the other Releasees and their related entities.
     24. No Assignment of Claims. Employee represents and warrants that he has not heretofore assigned or otherwise transferred or subrogated, or purported to assign, transfer or subrogate, to any person or entity, any Claim or portion thereof, or interest therein he may have against the Releasees, and he agrees to indemnify, defend and hold the Releasees harmless from and against any and all liability, loss, demands, claims, damages, costs, expenses or attorneys’ fees incurred by the Releasees as the result of any person or entity asserting any such right, assignment, transfer or subrogation.
     25. Execution in Counterparts. This Agreement may be executed in one or more counterparts, any one of which shall be deemed to be the original even if the others are not produced.
     26. Joint Preparation of this Agreement. Each party has had the opportunity to revise, comment upon and redraft this Agreement. Accordingly, it is agreed that no rule of construction shall apply against any party or in favor of any party. This Agreement shall be construed as if the parties jointly prepared this Agreement, and any uncertainty or ambiguity shall not be interpreted against any one party and in favor of the other.
     27. Further Actions. The parties hereto, without further consideration, shall execute and deliver such other documents and take such other actions as may be necessary to achieve the objectives of this Agreement. Employee further agrees to cooperate fully in the transition of matters under his responsibility, and to make himself reasonably available, as necessary, to answer questions or assist in such transitions.
     PLEASE READ CAREFULLY. THIS CONFIDENTIAL SEVERANCE AND GENERAL RELEASE AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.
[Remainder of page intentionally left blank.]

8

Dated: May 20, 2011	By:	/s/ Anil Mankar
Anil Mankar
Senior Vice President, VLSI

MINDSPEED TECHNOLOGIES, INC.
Dated: May 25, 2011	/s/ Allison K. Garcia
Allison K. Garcia
SVP, Human Resources

9

SCHEDULE A
(Attached hereto)

10

Optionee Detail Report05/04/2011MINDSPEED TECHNOLOGIES, INC.(MSPD) All Participants Alphabetically (Active & Inactive) Participant Name Participant !D # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date Product Type / Grant Type / Plan ID I Plan Name / Client Grant ID/ Product IDGrantExpiry Options GrantOptions Shares Date DateGranted Price Outstanding Exercisable ExerciseOptions ExerciseDate — Type Exercised PriceVesting Shares Date Vested CancelShares Date — Type Cancelled MANKAR, ANIL S 466756932 / 600681 / Active / 645 / Domestic / / Section 16: Yes / insider: Yes / / SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000007557 / 2003-14 12/06/1995 12/06/2005 107$7,2235 $109.840 0 SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000007558 / 2003-14 12/09/1996 12/09/2006 291 $9.12 $-0 0SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000007559 / 2003-14 12/05/1997 12/05/2007 1,063 $8.5125 $- 0 0 SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000007560 / 2003-21 01/04/1999 01/04/2009 2,817 $9.473$-0 0 01/04/2009- C2,817Fidelity Stock Plan Services LLC Page 1 of 12

Optionee Detail Report05/04/2011MINDSPEED TECHNOLOGIES, INC.(MSPD) All Participants Alphabetically (Active & Inactive) Participant Name Participant !D # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date Product Type / Grant Type / Plan ID I Plan Name / Client Grant ID/ Product IDGrantExpiry Options GrantOptions Shares Date DateGranted Price Outstanding Exercisable ExerciseOptions ExerciseDate — Type Exercised PriceVesting Shares Date Vested CancelShares Date — Type Cancelled MANKAR, ANIL S466756932 / 600681 / Active / 645 / Domestic / / Section 16: Yes / Insider Yes / / SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000007561 / 2003-21 01/04/1999 01/03/2009 543 $9.473 0 0- — SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000031132 / 2003-21 10/27/2000 08/23/2009 425 $22.0295 0 0 05/15/2009- C 425 — — - SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000032043 / 2003-27 01/02/2001 01/02/2009 358 $12.9030 0 01/02/2009- F 89 01/02/2009- C 90 01/02/2009- C 90 01/02/2009 -C89 — Fidelity Stock Plan Services LLC Page 2 of 12

Optionee Detail Report

05/04/2011

MINDSPEED TECHNOLOGIES, INC. (MSPD)

All Participants Alphabetically (Active & Inactive)

Participant Name Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date									
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID									
Grant Date	Expiry Date	Options Granted	Grant Price	Options Outstanding	Shares Exercisable				
Exercise Date - Type	Options Exercised	Exercise Price							
Vesting Date	Shares Vested								
Cancel Date - Type	Shares Cancelled								

MANKAR, ANIL S

466756932 / 600681 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000034839 / 2003-27

Grant Date	Expiry Date	Options Granted	Grant Price	Options Outstanding	Shares Exercisable	Cancel Date - Type	Shares Cancelled
03/30/2001	03/30/2009	1,787	$9.001	0	0		
						03/30/2009 - C	1,787

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000015392 / 2003-27

Grant Date	Expiry Date	Options Granted	Grant Price	Options Outstanding	Shares Exercisable	Cancel Date - Type	Shares Cancelled
04/03/2002	08/23/2009	1,430	$11.793	0	0		
						05/15/2009 - C	1,430

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000021795 / 2003-27

Grant Date	Expiry Date	Options Granted	Grant Price	Options Outstanding	Shares Exercisable	Cancel Date - Type	Shares Cancelled
04/03/2002	08/23/2009	1,609	$11.793	0	0		
						05/15/2009 - C	1,609

Fidelity Stock Plan Services LLC

Page 3 of 12

Optionee Detail Report
05/04/2011

MINDSPEED TECHNOLOGIES, INC. (MSPD)

All Participants Alphabetically (Active & Inactive)

Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date

Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID														
Grant Date	Expiry Date	Options Granted	Grant Price	Exercise Date - Type	Options Exercised	Exercise Price	Options Outstanding	Shares Exercisable	Vesting Date	Shares Vested	Cancel Date	- Type		Shares Cancelled

MANKAR, ANIL S
466756932 / 600681 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 25842998 / 2003-27														
11/04/2002	08/23/2009	2,860	$4.848				0	0						
											05/15/2009	-	F	715
											05/15/2009	-	F	715
											05/15/2009	-	F	715
											05/15/2009	-	F	715

Fidelity Stock Plan Services LLC
Page 4 of 12

Optionee Detail Report05/04/2011MINDSPEED TECHNOLOGIES, INC.(MSPD) All Participants Alphabetically (Active & Inactive) Participant Name Participant !D # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date Product Type / Grant Type / Plan ID I Plan Name / Client Grant ID/ Product IDGrantExpiry Options GrantOptions Shares Date DateGranted Price Outstanding Exercisable ExerciseOptions ExerciseDate — Type Exercised PriceVesting Shares Date Vested CancelShares Date — Type CancelledDate • Type Cancelled- MANKAR, ANIL S 466756932 / 600681 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0825200000001 / 2003LT-70 08/29/200808/29/2016 20,000 $3,65 14,834 8,167 02/14/2011-S2,500 $8.1516 05/30/2011 417 05/12/2010-S2,250 $10.0006/30/2011 416 05/12/2010-S416 $10.0007/30/2011 41708/30/2011 41709/30/201 141610/30/2011 41711/30/2011 417 -12/30/2011 416 01/30/2012 417 (02/29/2012 4I7 -03/30/2012 41604/30/2012 41705/30/2012 41706/30/2012 41607/30/2012 41708/30/2012 417 Fidelity StockPlan ServicesLLC Pago 5 of12

Optionee Detail Report 05/04/2011 MINDSPEED TECHNOLOGIES, INC. (MSPD) All Participants Alphabetically (Active & Inactive) Participant NameParticipant ID # I Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID Grant Expiry Options Grant Options SharesDate Date Granted Price OutstandingExercisable Exercise Options Exercise Date — Type ExercisedPrice Vesting Shares• Date Vested’ — - -CancelSharesDate — Type Cancelled MANKAR, ANIL S466756932 / 600681 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0325200000001 / 2003LT-7008/30/2008 08/30/2016 0 $3.65 00 — — SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 091 5400000175 / 2003LT-7004/30/2009 04/30/2017 35,000 $2.12 29,166 17,498- 02/14/2011 — S 5,834 $8.13267/30/2011 2,917110/30/2011 2,916 — 31/30/2012 2.917 — 04/30/2012 2,918 -SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000399 / 2003-2105/15/2009 08/23/2009 56$1.70 0008/23/2009 — C56 -Fidelity Stock Plan Services LLC Page 6 of 12

Optionee Detail Report 05/04/2011 MINDSPEED TECHNOLOGIES, INC. (MSPD)All Participants Alphabetically (Active & Inactive)Participant Name Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID GrantExpiryOptions GrantOptionsShares DateDate Granted PriceOutstandingExercisable — — Exercise Options Exercise Date — Type Exercised Price Vesting Shares DateVested — Cancel Shares Date — Type Cancelled MANKAR, ANIL S466756932 / 600681 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000400 / 2003-27 05/15/200908/23/2009408 $1.70 0 0 08/23/2009 .C408- SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000401 / 2003-27 05/15/200908/23/2009459 $1.70 0 0 08/23/2009 -C459 - — - SO / NO / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000402 / 2003-27 05/15/200908/23/2009 1,040 $1.70 0 0 08/23/2009 -C 1,040 — Fidelity Stock Plan Services LLC Page 7 of 12

Optionee Detail Report 05/04/2011 MINDSPEED TECHNOLOGIES, INC. (MSPD)Ail Participants Alphabetically (Active & Inactive)Participant Name Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID Grant Expiry OptionsGrant Options Shares Date Date GrantedPrice OutstandingExercisable— Exercise 0 ptions ExerciseDate — Type Ex ercised Price — Vesting Shares Date Vested — Cancel Shares Date — Type Cancelled MANKAR, ANIL S466756932 / 600681 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0934800000010 / 2003LT-7011/20/2009 11/20/2017 20,000 $4.3513,334 1,66702/14/2011 — S6,666$8,106205/20/2011 1,667 08/20/2011 1,6665,000 11/20/2011 1,667 — 02/20/2012 1,667 — 05/20/2012 1,666 08/20/2012 1,667 11/20/2012 1,667 — Fidelity Stock Plan Services LLC Page 8 of 12

Optionee Detail Report05/04/2011 MINDSPEED TECHNOLOGIES, INC. (MSPD) All Participants Alphabetically (Active & inactive)Participant Name Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date — Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID GrantExpiryOptions GrantOptions Shares .. DateDate Granted PriceOutstandingExercisable- — - Exercise Options Exercise Date — Type Exercised Price — - VestingShares DateVestedCancelShares Date — Type Cancelled- MANKAR, ANIL S 466756932 / 600681 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / / SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 1032000000186 / 2003LT-70 11/05/2010 11/05/2018 10,000$6.4010,000 0 11/05/20113,333— 12/05/2011277- 01/05/2012278. 02/05/2012278 . 03/05/2012 278 04/05/2012 277 05/05/2012 278 06/05/2012 278 07/05/2012 278 OS/05/2012 278 09/05/2012 277 10/05/2012 278 11/05/2012 278 12/05/2012 278 01/05/2013 278 02/05/2013 277 03/05/2013 278 04/05/2013 278 05/05/2013 278 06/05/2013 278 07/05/2013 277Fidelity StockPlan ServicesLLC Page 9 of 12

Optionee Detail Report

05/04/2011

MINDSPEED TECHNOLOGIES, INC. (MSPD)

All Participants Alphabetically (Active & Inactive)

Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date

Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID

Grant Date	Expiry Date	Options Granted	Grant Price	Options Outstanding	Shares Exercisable

Exercise Date - Type	Options Exercised	Exercise Price

Vesting Date	Shares Vested

Cancel Date - Type	Shares Cancelled

MANKAR, ANIL S
466756932 / 600681 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /

Vesting Date	Shares Vested
08/05/2013	278
09/05/2013	278
10/05/2013	278
11/05/2013	278

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0825200000002 / 2003RS-74

Grant Date	Expiry Date	Options Granted	Grant Price	Options Outstanding	Shares Exercisable
08/29/2008		10,000	$0.00	0	0

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0825200000002 / 2003RS-74

Grant Date	Expiry Date	Options Granted	Grant Price	Options Outstanding	Shares Exercisable
08/30/2008		0	$0.00	0	0

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0932700000008 / 2003RS-74

Grant Date	Expiry Date	Options Granted	Grant Price	Options Outstanding	Shares Exercisable
11/20/2009	06/06/2079	10,000	$0.00	0	0

Fidelity Stock Plan Services LLC

Page 10 of 12

Optionee Detail Report 05/04/2011 MINDSPEED TECHNOLOGIES, INC. (MSPD) All Participants Alphabetically (Active & Inactive)Participant NameParticipant !D # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product IDGrant Expiry Options Grant Options Shares•Date Date Granted Price Outstanding Exercisable- — Exercise Options Exercise Date — Type ExercisedPrice ‘ Vesting SharesDate Vested- CancelShares Date — Type Cancelled-MANKAR, ANIL S466756932 / 6006S1 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 1032000000289 / 2003RS-7411/05/2010 06/06/20795,000$0.00 5,000 011/05/2011 1,666 ‘ 1 ‘02/05/2012 416 05/05/2012 417 08/05/2012 41711/05/2012 41602/05/2013 41705/05/2013 41708/05/2013 41611/05/2013 418 — Fidelity Stock Plan Services LLC Page 11 of 12

Optionee Detail Report 05/04/2011Grand Totals:Options Shares Client Id Options GrantedOutstanding Exercisable — — — MSPD125,25372,334 27,332 Fidelity Stock Plan Services LLC Page 12 of 12